UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2022

FIRST LIGHT ACQUISITION GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40789	86-2967193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11110 Sunset Hills Road #2278 Reston, VA	20190
(Address of principal executive offices)	(zip code)

(202) 503-9255

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	FLAGU	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FLAG	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FLAGW	The New York Stock Exchange

☒     Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

As disclosed in a Current Report on Form 8-K that First Light Acquisition Group, Inc., a Delaware corporation (the “Company”), filed on September 15, 2021 with the U.S. Securities and Exchange Commission (the “SEC”), the Company previously entered into an Investment Management Trust Agreement (the “IMTA”), dated September 9, 2021, with Continental Stock Transfer & Trust Company (“CST”), as trustee, On September 13, 2022, the Company’s stockholders approved an amendment to the Company’s amended and restated certificate of incorporation (the “Charter Amendment”) to extend the date by which the Company must consummate a business combination transaction, as further described in the definitive proxy statement filed by the Company on August 23, 2022 (the “Proxy Statement”) and under Item 5.03 below. In connection with the Charter Amendment, on September 15, 2022, the Company and CST entered into an amendment to the IMTA to extend the term of the IMTA.

The foregoing description of the IMTA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the IMTA Amendment, a copy of which is filed herewith as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 13, 2022, the Company issued two non-convertible unsecured promissory notes (the “Extension Notes”) in the principal amount of $366,233 and $123,767 to First Light Acquisition Group, LLC (the “Sponsor”) and Metric Finance Holdings I, LLC (“Metric”), respectively. The proceeds of the Extension Notes were used to fund the Extension and for general working capital purposes. The Company deposited the funds into the Company’s Trust Account in connection with the Extension (as defined below). The Extension Notes were issued in connection with the approval of the Charter Amendment, as further described in the Proxy Statement and under Item 5.03 below.

The Extension Notes bear no interest and is repayable in full upon the consummation of a business combination by the Company.

Copies of each of the Extension Notes are attached as Exhibit 10.2 and Exhibit 10.3 to this Current Report on Form 8-K and are incorporated herein by reference. The disclosure as set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirety by reference to the Extension Notes.

Item 5.02	Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 15, 2022, the Company’s board of directors appointed Thomas A. Vecchiolla as co-Chief Executive Officer to serve in such role with William J. Weber, who will also serve as co-Chief Executive Officer.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 13, 2022, the Company held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate a business combination transaction from September 14, 2022 (the date which is 12 months from the closing date of the Company’s initial public offering of units) to December 14, 2022, following which the board of directors of the Company has the ability to extend for three additional times for three months each time, if the Sponsor pays an amount equal to 1% of the amount then on deposit in the Trust Account for each three-month extension; provided, that if as of the time of an extension the Company has filed a Form S-4 or F-4 registration statement under the Securities Act or a proxy, information or tender offer statement with the Securities and Exchange Commission in connection with such initial business combination, then no Extension Fee would be required in connection with such extension; provided further, that for each three-month extension (if any) following such extension where no deposit into the Trust Account or other payment has been made, the Sponsor or its affiliates or designees would be required to deposit into the Trust Account an amount equal to 1% of the amount then on deposit in the Trust Account. The certificate of amendment was filed with the Delaware Secretary of State and has an effective date of September 14, 2022.

The foregoing description of the certificate of amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the certificate of amendment, a copy of which is filed herewith as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Special Meeting, of the 28,750,000 shares of common stock outstanding and entitled to vote, 23,664,736 shares were represented, constituting a quorum. The final results for the matter submitted to a vote of stockholders at the Special Meeting are as follows:

Proposal 1: The stockholders approved a proposal to (a) extend the date by which the Company has to consummate a business combination for an additional three months, from September 14, 2022 to December 14, 2022 and (b) provide our board of directors of the Company the ability to further extend the date by which the Company has to consummate a business combination up to three additional times for three months each time, for a maximum of 9 additional months if the Sponsor pays an amount equal to 1% of the amount then on deposit in the Trust Account for each three-month extension (the “Extension Fee”), which amount shall be deposited in the Trust Account; provided, that if as of the time of an extension the Company has filed a Form S-4 or F-4 registration statement under the Securities Act or a proxy, information or tender offer statement with the Securities and Exchange Commission in connection with such initial business combination, then no Extension Fee would be required in connection with such extension; provided further, that for each three-month extension (if any) following such extension where no deposit into the Trust Account or other payment has been made, the Sponsor or its affiliates or designees would be required to deposit into the Trust Account an amount equal to 1% of the amount then on deposit in the Trust Account (the “Charter Amendment Proposal”).

FOR		AGAINST		ABSTAIN
	%		%		%
#	(Present)	#	(Present)	#	(Present)
21,495,555	90.83	2,169,181	9.17	0	0

Proposal 2: The stockholders approved an adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.

FOR		AGAINST		ABSTAIN
	%		%		%
#	(Present)	#	(Present)	#	(Present)
22,123,960	93.49	1,478,907	6.25	61,869	0.26

No other items were presented for stockholder approval at the Special Meeting.

Item 7.01	Regulation FD Disclosure.

The information set forth below under this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

In connection with the Charter Amendment Proposal, stockholders elected to redeem 18,871,976 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”). Following such redemptions, 4,128,024 shares of Common Stock will remain issued and outstanding and there is $41,562,580.79 remaining in the Trust Account after giving effect to the redemptions.

On September 16, 2022, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation

10.1	Amendment to the Investment Management Trust Agreement

10.2	Sponsor Promissory Extension Note

10.3	Metric Promissory Extension Note

99.1	Press Release, dated September 16, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Light Acquisition Group, Inc.

Date: September 16, 2022	By:	/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Chief Financial Officer